SECURITIES AND EXCHANGE COMMISSION

                    Washington, D. C. 20549
                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 8, 1998



                         CONCAP, INC.

      (Exact name of registrant as specified in its charter)


  Texas                         0-17597         76-0252296

(State or other jurisdiction  (Commission    (IRS Employer
     of incorporation)         File No.)     Identification No.)


    568 East Woolbright Road, #466, Boynton Beach, FL 33435


Registrant's telephone number, including area code  (561) 265-3221


     Item 1        Change of Control of Registrant.
          As a result of the acquisition of Intuitive
     Technology Consultants, Inc. on July 8, 1998, discussed in Item 2, the former shareholders of Intuitive Technology Consultants, Inc. obtained control of the Registrant by virtue of the 7,200,00 shares of the Registrant's common stock issued to them in exchange for the issued and outstanding shares of Intuitive Technology Consultants, Inc. Such 7,200,000 is over 50% of the Registrant's total issued and outstanding common stock after the transaction. Pursuant to the terms of the acquisition agreement, a new director, Scott Shuster, was appointed by the Board of Directors. After electing the new director, the Registrant's prior director resigned.
     Item 2.   Acquisition or Disposition of Assets.
          On July 8, 1998 the Registrant acquired all of the issued and outstanding shares of Intuitive Technology Consultants, Inc., a Georgia corporation engaged in providing technical solutions to companies seeking talent in the software development, network implementation and management and related technical areas. The Registrant issued 7,200,000 shares of its common stock in exchange for all of the issued and outstanding shares of Intuitive Technology Consultants, Inc.
     Item 5.   Other Events.
          In connection with the foregoing acquisition the Registrant effectuated a 1-for-100 reverse stock split. As a result of the reverse stock split, and other issuance of stock in connection with the acquisition, the Registrant now has outstanding 10,619,000 shares of common stock.
     Item 6.   Resignations of Registrant's Directors.
          As a result of the acquisition and change of control reported above, Carl H. Canter resigned as a director as of July 8, 1998.
     Item 7.   Financial Statements, Proforma Financial
     Information and Exhibits.
          Exhibit 1 herewith is the acquisition agreement between Registrant and the Shareholders of Intuitive Technology Consultants, Inc.
          As of the date of filing of this Form 8-K, it is impractical for the Registrant to provide the audited and pro-forma financial statements required by Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after July 8, 1998.
                                   SIGNATURES
          Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                        CONCAP, INC.



By:    s/Carl H. Canter
July 8, 1998
Carl H. Canter President


EXHIBIT 1


                            AGREEMENT

     AGREEMENT, made this 24th day of June, 1998, by and among CONCAP, INC., a Texas corporation ("Buyer"), INTUITIVE TECHNOLOGY CONSULTANTS, INC., a Georgia corporation (the Company) and persons executing this agreement (referred to collectively as "Shareholders" and individually as "Shareholder") who own 100% of the outstanding shares of the Company.

     WHEREAS, Buyer desires to acquire all of the issued and outstanding shares of common stock of the Company in exchange for unissued shares of the common stock of Buyer representing 72 % of total outstanding shares of common stock of Buyer to be outstanding after the transaction herein (the "Common Stock") (the Exchange Offer"); and

     WHEREAS, Shareholders desire to exchange all of their shares of Company common stock; and

     WHEREAS, Buyer desires to assist the Company in a business combination which will result in the Shareholders of the Company owning together 7,200,000 of the 10,000,000 then issued and outstanding shares of Buyer's Common Stock and Buyer holding 100% of the issued and outstanding shares of the Company's common stock;

     NOW, THEREFORE, in consideration of the mutual promises, covenants, and representations contained herein, the parties hereto agree as follows:


                            ARTICLE 1

                      EXCHANGE OF SECURITIES

     1.1 Issuance of Shares. Subject to all of the terms and conditions of this Agreement, Buyer agrees to exchange 7,200,000 shares of its Common Stock in exchange for all of the outstanding Company common stock with the holders of such stock as set forth on the signature page hereto. The Common Stock will be issued directly to the Shareholders of the Company on the Closing.

     1.2 Exemption from Registration. The parties hereto intend that the Common Stock to be issued by the Company to the Shareholders shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and pursuant to applicable state statutes.

     1.3 Tax Free Exchange. The parties hereto intend that the exchange herein be tax-free pursuant to Section 368 of the Internal Revenue Code of 1986. No revenue ruling or opinion of counsel is being sought in this regard and such tax treatment is not a condition to closing herein.

     1.4 Shareholders' Representative. The Shareholders hereby irrevocably designate and appoint Scott Shuster as their agent and attorney in fact ("Shareholders' Representative ") with full power and authority until the Closing to execute, deliver and receive on their behalf all notices, requests, certificates and other communications hereunder; to, fix and alter on their behalf the date, time and place of the Closing; to waive, amend or modify any provisions of this Agreement and to take such other action on their behalf in connection with this Agreement, the Closing and the transactions contemplated hereby as such agent or agents deem appropriate; provided, however, that no such waiver, amendment or modification may be made if it would decrease the number of shares to be issued to the Shareholders under Section 1.1 hereof or increase the extent of their obligation to indemnify Buyer under
Section 2.16 hereof.

                               ARTICLE 2

      REPRESENTATIONS AND WARRANTIES OF COMPANY AND SHAREHOLDERS

     The Shareholders and the Company hereby represent and warrant to Buyer that:

     2.1 Organization. The Company is a corporation duly organized, validly existing, and in good standing under the laws of Georgia, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

     2.2 Capital. The authorized capital stock of Company consists of 1,000,000 shares of Common Stock, $.01 par value, of which 1,000,000 shares are currently issued and outstanding. At the Closing the shares will be owned by the shareholders of Company as set forth in Exhibit 1.1 hereto. All of the issued and outstanding shares of Company are duly and validly issued, fully paid, and nonassessable. There are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities, or other agreements or commitments obligating Company to issue or to transfer from treasury any additional shares of its capital stock of any class.

     2.3 Subsidiaries. As of the date of this Agreement, Company does not have any subsidiaries or own any interest in any other enterprise (whether or not such enterprise is a corporation).

     2.4 Directors and Officers. Exhibit 2.4 to this Agreement, the text of which is hereby incorporated herein by reference, contains the names and titles of all directors and officers of Company and the Subsidiaries as of the date of this Agreement.

     2.5 Financial Statements. Exhibit 2.5 to this Agreement, the text of which is hereby incorporated herein by reference, includes the financial statements of Company as of December 31, 1997 and for the year then ended. Such financial statements fairly present the financial position of Company as of the date of the last balance sheet included in the financial statements, and the results of operation for the periods indicated and are true and correct.

     2.6 Absence of Changes. Since the date of the most recent financial statements included in Exhibit 2.5, there has not been any change in the financial condition or operations of Company, except for changes in the ordinary course of business, which changes have not in the aggregate been materially adverse.

     2.7 Absence of Undisclosed Liabilities. As of the date of its most recent balance sheet included in Exhibit 2.5, Company did not have any material debt, liability, or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in such balance sheet.

     2.8 Tax Returns. The provisions for taxes, if any, reflected in the balance sheet included in Exhibit 2.5 are adequate for any and all federal, state, county and local taxes for the periods ending on the date of the balance sheet and for all prior periods, whether or not disputed. There are no present disputes as to taxes of any nature payable by Company.

     2.9 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, Buyer and/or its attorneys shall have the opportunity to meet with accountants and attorneys to discuss the financial condition of Company. Company shall make available to Buyer and/or its attorneys all books and records of Company. If the transaction contemplated hereby is not completed, all documents received by Buyer and/or its attorneys shall be returned to Company and all information so received shall be treated as confidential.

     2.10 Compliance with Laws. Company has complied with, and is not in violation of, all applicable federal, state or local statutes, laws and regulations (including, without limitation, any applicable building, zoning, environmental or other law, ordinance or regulation and the Federal Food and Drug Administration regulations) affecting its properties, products or the operation of its business, except for matters which would not have a material affect on Company or its properties.

     2.11 Litigation. Company is not a party to any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation pending or, to the best knowledge of Company, threatened against or affecting Company or its business, assets or financial condition, except for matters which would not have a material affect on Company or its properties. Company is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it. Company is not engaged in any lawsuits to recover any material amount of monies due to it.

     2.12   Ownership of Shares.   The delivery of the Company
common stock as contemplated herein will result in Buyer's immediate acquisition of record and beneficial ownership of all of the Company's capital stock, free and clear of all liens and encumbrances.

     2.13 Ability to Carry Out Obligations. The execution and delivery of this Agreement by the Company and the Shareholders and the performance by the Shareholders of the obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any material breach or violation of any of the provisions of or constitute a material default under any license, indenture, mortgage, charter, instrument, articles of incorporation, by-laws, or other agreement or instrument to which Company or the Shareholders is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any material agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of Company, or (c) an event that would result in the creation or imposition of any material lien, charge, or encumbrance on any asset of Company.

     2.14 Business and Intellectual Property Rights. The Company owns all rights to its business, including all programs, patents, trademarks, trade names, intellectual property, copyrights utilized in connection therewith and pays no royalty, license fee or similar consideration to anyone for use of them and has the right to bring actions for infringement thereof. To the best knowledge of Company and the Shareholders no product or service marketed or to be marketed by the Company violates or infringes any patent, trademark, service mark, know-how, intellectual property, trade name or copyright of another.

     2.15 Full Disclosure. None of the representations and warranties made by Company herein, or in any exhibit, certificate or memorandum furnished or to be furnished by Company, or on its behalf, contains or will contain any untrue statement of material fact, or omit any material fact the omission of which would be misleading.

     2.16 Indemnification. Shareholders agree to defend and hold Buyer harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penal-

ties, and reasonable attorney fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of, or failure by Shareholders to perform any of its respective representations, warranties, covenants and agreements in this Agreement or in any exhibit or other instrument furnished or to be furnished by Shareholders under this Agreement.

                               ARTICLE 3

               REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer represents and warrants to Company that:

     3.1 Organization. Buyer is a corporation duly organized, validly existing, and in good standing under the laws of Texas, has all necessary corporate powers to own properties and to carry on business.

     3.2 Capital. The authorized capital stock of Buyer consists of 500,000,000 shares of $.001 par value Common Stock of which 10,000,000 shares of Common Stock will be outstanding as of the Closing. All of the issued and outstanding shares, including the shares to be issued to Shareholders, shall be duly and validly issued, fully paid and nonassessable. There are no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating Buyer to issue or to transfer from treasury any additional shares of its capital stock of any class.

     3.3 Subsidiaries. Buyer does not have any subsidiaries or own any interest in any other enterprise (whether or not such enterprise is a corporation).

     3.4 Directors and Officers. Exhibit 3.4, annexed hereto and hereby incorporated herein by reference, contains the names and titles of all directors and officers of Buyer as of the date of this Agreement.

     3.5 Financial Statements. Exhibit 3.5, annexed hereto and hereby incorporated herein by reference, consists of the audited financial statements of Buyer as of March 31, 1998, containing the balance sheets of Buyer and the related statements of income and retained earnings for the nine months then ended. The financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed by Buyer throughout the period indicated, and fairly present the financial position of Buyer as of the dates of the balance sheets included in the financial statements, and the results of operations for the period indicated and are true and correct.

     3.6 Absence of Changes. Since March 31, 1998, there has not been any change in the financial condition or operations of Buyer, except for changes in the ordinary course of business in connection with the transactions contemplated herein.

     3.7 Absence of Undisclosed Liabilities. As of March 31, 1998, Buyer did not have any material debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected in Buyer's balance sheet as of March 31, 1998. As of the Closing, Buyer will not have total liabilities in excess of $10,000.

     3.8 Tax Returns. Within the times and the manner prescribed by law, Buyer has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable. There are no present disputes as to taxes of any nature payable by Buyer.

     3.9 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, Company shall have the opportunity to meet with Buyer's accountants and attorneys to discuss the financial condition of Buyer. Buyer shall make available to Company all books and records of Buyer.

     3.10 Compliance with Laws. Buyer has complied with, and is not in violation of, all applicable federal, state or local statutes, laws and regulations (including, without limitation, any applicable building, zoning, environmental or other law, ordinance, or regulation) affecting its properties or the operation of its business.

     3.11 Litigation. Buyer is not a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or governmental investigation pending or, to the best knowledge of Buyer, threatened against or affecting Buyer or its business, assets, or financial condition. Buyer is not in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department agency, or instrumentality.

     3.12 Authority. The Board of Directors of Buyer has authorized the execution of this Agreement and the transactions contemplated herein, and Buyer has full power and authority to execute, deliver and perform this Agreement and this Agreement is the legal, valid and binding obligation of Buyer, is enforceable in accordance with its terms and conditions, except as may be limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally. The approval of Buyer's shareholders is not necessary for this transaction.

     3.13 Ability to Carry Out Obligations. The execution and delivery of this Agreement by Buyer and the performance by Buyer or conflict with or result in (a) any material breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, certificate of incorpora-

tion, bylaw, or other agreement or instrument to which Buyer is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required,
(b) an event that would permit any party to any material agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of Buyer, or (c) an event that would result in the creation or imposition of any material lien, charge, or encumbrance on any asset of Buyer.

     3.14  Validity of Buyer Shares.  The shares of Buyer Common
Stock to be delivered pursuant to this Agreement, when issued in accordance with the provisions of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

     3.15 Full Disclosure. None of the representations and warranties made by Buyer herein, or in any exhibit, certificate or memorandum furnished or to be furnished by Buyer, or on its behalf, contains or will contain any untrue statement of material fact, or omit any material fact the omission of which would be misleading.

     3.16 Indemnification. Buyer agrees to indemnify, defend and hold Shareholders harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penal-

ties, and reasonable attorney fees, that they shall incur or suffer, which arise out of, result from or relate to any breach of, or failure by Buyer to perform any of its representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by Buyer under this Agreement.

                               ARTICLE 4

            REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS

     4.1 Share Ownership. At the Closing the Shareholders will hold shares of Company's common stock as set forth in Exhibit 1.1 hereto. Such shares are owned of record and beneficially by each holder thereof, and such shares are not subject to any lien, encumbrance or pledge. Each Shareholder holds authority to exchange such shares pursuant to this Agreement.

     4.2 Investment Intent. Each Shareholder understands and acknowledges that the shares of Buyer Common Stock (the "Buyer Shares") are being offered for exchange in reliance upon the exemption provided in Section 4(2) of the Securities Act of 1933 (the "Securities Act") for nonpublic offerings; and each Shareholder makes the following representations and warranties with the intent that the same may be relied upon in determining the suitability of each Shareholder as a purchaser of securities.

          (a) The Buyer Shares are being acquired solely for the account of each Shareholder, for investment purposes only, and not with a view to, or for sale in connection with, any distribution thereof and with no present intention of distributing or reselling any part of the Buyer Shares.

          (b) Each Shareholder agrees not to dispose of his Buyer Shares or any portion thereof unless and until counsel for Buyer shall have determined that the intended disposition is permissible and does not violate the Securities Act or any applicable state securities laws, or the rules and regulations thereunder.

          (c) Each Shareholder acknowledges that Buyer has made all documentation pertaining to all aspects of the Exchange Offer available to him and to his qualified representatives, if any, and has offered such person or persons an opportunity to discuss the Exchange Offer with the officers of Buyer.

          (d) Each Shareholder is knowledgeable and experienced in making and evaluating investments of this nature and desires to accept the Exchange Offer on the terms and conditions set forth.

          (e) Each Shareholder is able to bear the economic risk of an investment, as a result of the Exchange Offer, in the Buyer
Shares.

          (f) Each Shareholder understands that an investment in the Buyer shares is not liquid, and each Shareholder has adequate means of providing for current needs and personal contingencies and has no need for liquidity in this investment.

     4.3 Indemnification. Each Shareholder recognizes that the offer of the Buyer shares to him is based upon his representations and warranties set forth and contained herein and hereby agrees to indemnify and hold harmless Buyer against all liability, costs or expenses (including reasonable attorney's fees) arising as a result of any misrepresentations made herein by such Shareholder.

     4.4 Legend. Each Shareholder agrees that the certificates evidencing the Buyer Shares acquired pursuant to this Agreement will have a legend placed thereon as follows:

     The shares represented by this certificate have not been registered with the
     Securities and Exchange Commission or any state securities agency. They may not be sold or transferred in the absence of a registration thereof or any exemption from registration.

                                ARTICLE 5

                               COVENANTS

     5.1 Investigative Rights. From the date of this Agreement until the Closing Date, each party shall provide to the other party, and such other party's counsels, accountants, auditors, and other authorized representatives, full access during normal business hours and upon reasonable advance written notice to all of each party's properties, books, contracts, commitments, and records for the purpose of examining the same. Each party shall furnish the other party with all information concerning each party's affairs as the other party may reasonably request.

     5.2 Conduct of Business. Prior to the Closing, Buyer and Company shall each conduct its business in the normal course, and shall not sell, pledge, or assign any assets, without the prior written approval of the other party, except in the regular course of business. Neither Buyer or Company shall amend its Articles of Incorporation or Bylaws, declare dividends, redeem or sell stock or other securities, incur additional or newly-funded liabilities, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount, pay more on any liability than its stated amount, or enter into any other transaction other than in the regular course of business and transactions in connection with the transactions herein.

     5.3 Issue of Additional Buyer Shares. For the twelve (12) months following the Closing, the Buyer will not issue any shares of its capital stock other than pursuant to bona fide securities offerings to non-affiliated investors or bona fide acquisitions of other corporations from independent parties, or engage in any stock split, reverse stock split, stock dividend or other similar issuance or change in its shares without the consent of the holders of 90% of its outstanding shares of Common Stock.

     5.4 Compliance with Securities Laws. Company shall continue to timely file all reports as a reporting person under the Securities Exchange Act of 1934, including a Form 8-K reporting the closing of the transactions herein.

                               ARTICLE 6

          CONDITIONS PRECEDENT TO BUYER'S PERFORMANCE

     6.1 Conditions. Buyer's obligations hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this Article 6. Buyer may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Buyer of any other condition of or any of Buyer's other rights or remedies, at law or in equity, if Shareholders shall be in default of any of their representations, warranties, or covenants under this Agreement.

     6.2 Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by Shareholders in this Agreement or in any written statement that shall be delivered to Buyer by Shareholders under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

     6.3 Performance. Shareholders shall have performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it, on or before the Closing Date.

     6.4 Absence of Litigation. No action, suit, or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against Company on or before the Closing Date.

     6.5 Acceptance by Company Shareholders. The holders of an aggregate of not less than 100% of the issued and outstanding shares of common stock of Company shall have agreed to exchange their shares for shares of Buyer Common Stock.

     6.6 Certificate. Shareholders shall have delivered to Buyer a certificate, dated the Closing Date, certifying that each of the conditions specified in Sections 6.2 through 6.5 hereof have been fulfilled.

                               ARTICLE 7

           CONDITIONS PRECEDENT TO SHAREHOLDERS' PERFORMANCE

     7.1 Conditions. Shareholders' obligations hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this Article 7. Shareholders may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Shareholders of any other condition of or any of Shareholders' rights or remedies, at law or in equity, if Buyer shall be in default of any of its representations, warranties, or covenants under this Agreement.

     7.2 Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by Buyer in this Agreement or in any written statement that shall be delivered to Shareholders by Buyer under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

     7.3 Performance. Buyer shall have performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it, on or before the Closing Date.

     7.4 Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against Buyer on or before the Closing Date.

     7.5 Officers' Certificate. Buyer shall have delivered to Shareholders a certificate, dated the Closing Date and signed by the President of Buyer certifying that each of the conditions specified in Sections 7.2 through 7.4 have been fulfilled.

                               ARTICLE 8

                                CLOSING

     8.1 Closing. The Closing of this transaction shall be held at the offices of Buyer, or such other place as shall be mutually agreed upon, on such date as shall be mutually agreed upon by the parties but no later than June 30, 1998. At the Closing:

          (a) Each Shareholder shall present the certificates representing his shares of Company being exchanged to Buyer, and such certificates will be duly endorsed.
          (b) Each Shareholder shall receive a certificate or certificates representing the number of shares of Buyer Common Stock for which the shares of Company common stock shall have been exchanged.

          (c) Buyer shall deliver an officer's certificate, as described in Section 7.5 hereof, dated the Closing Date, that all representations, warranties, covenants and conditions set forth in this Agreement on behalf of Buyer are true and correct as of, or have been fully performed and complied with by, the Closing Date.

          (d) Buyer shall deliver a signed consent and/or Minutes of the Directors of Buyer approving this Agreement and each matter to be approved by the Directors of Buyer under this Agreement.

          (e) Shareholder shall deliver a certificate, as described in Section 6.6 hereof, dated the Closing Date, that all representations, warranties, covenants and conditions set forth in this Agreement on behalf of Shareholders are true and correct as of, or have been fully performed and complied with by, the Closing Date.

                               ARTICLE 9

                             MISCELLANEOUS

     9.1 Captions. The Article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

     9.2 No Oral Change. This Agreement and any provision hereof, may not be waived, changed, modified, or discharged orally, but it can be changed by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

     9.3 Non-Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, coven-

ants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquish-

ment for the future of any such provisions, covenants, or condi-

tions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

     9.4 Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

     9.5 Entire Agreement.  This Agreement contains the entire
Agreement and understanding between the parties hereto, supersedes all prior agreements and understandings, and constitutes a complete and exclusive statement of the agreements, responsibilities, representations and warranties of the parties.

     9.6 Choice of Law. This Agreement and its application shall be governed by the laws of the State of Florida.

     9.7 Counterparts.  This Agreement may be executed simul-

taneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     9.8 Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

     Buyer:         Concap, Inc.
                    568 East Woolbright Road, Suite 466
                    Boynton Beach, FL 33435

     Counsel        Joel Bernstein, Esq.
     to Buyer:      P.O.Box 330072
                    Miami, FL 33233

     Company and         Intuitive Technology Consultants, Inc.
     Shareholders:       3700 Crestwood Parkway
                    Deluth, GA 30096

     Counsel        Bryan Harrison, Esq.
     to Company:         Morris, Manning & Martin
                    3343 Peachtree Road, Suite 1600
                    Atlanta, GA 30326

     9.9 Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

     9.10 Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

     9.11 Announcements. Buyer and Shareholders will consult and cooperate with each other as to the timing and content of any announcements of the transactions contemplated hereby to the general public or to employees, customers or suppliers.

     9.12 Expenses. Each party will pay its own legal, accounting and any other out-of-pocket expenses reasonably incurred in connection with this transaction, whether or not the transaction contemplated hereby is consummated.

     9.13 Survival of Representations and Warranties. The representations, warranties, covenants and agreements of the parties set forth in this Agreement or in any instrument, certifi-

cate, opinion, or other writing providing for in it, shall survive the Closing irrespective of any investigation made by or on behalf of any party.

     9.14 Exhibits. As of the execution hereof, the parties hereto have provided each other with the Exhibits provided for hereinabove, including any items referenced therein or required to be attached thereto. Any material changes to the Exhibits shall be immediately disclosed to the other party.

     9.15 Arbitration of Disputes Any dispute or controversy arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with, or simultaneously with this Agreement, or any breach of this Agreement or any such document or instrument shall be settled by arbitration to be held in Palm Beach County, Florida in accordance with the rules then in effect of the American Arbitration Association or any successor thereto. The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitration shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decision in any court having jurisdiction. Each party in such arbitration shall pay their respective costs and expenses of such arbitration and all the reasonable attorneys' fees and expenses of their respective counsel.

     AGREED TO AND ACCEPTED as of the date first above written.

                         CONCAP, INC.


                         By: ________________________________
                              President

                         INTUITIVE TECHNOLOGY CONSULTANTS, INC.


                         By: __________________________________
                              President


THE COMPANY SHAREHOLDERS:                   BUYER SHARES TO BE
RECEIVED

_______________________________
Scott Shuster


_______________________________
David Aksoy